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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                              -------------------

To the Board of Directors and Stockholders of American Maize-Products Company:


We consent to the reference in this registration statement of American Maize-Products Company on Form S-3 (File No. 33-57863) to our Firm under the caption "Experts."


                                          /s/ COOPERS & LYBRAND L.L.P.

Stamford, Connecticut

March 15, 1995